UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2021, AudioEye, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) entirely online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the three proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 8, 2021 (the “Proxy Statement”).

As of the record date for the Special Meeting, there were 10,738,114 shares of the Company’s common stock issued and outstanding and 90,000 shares of Series A Convertible Preferred Stock, convertible into a total of 265,806 shares of common stock, issued and outstanding, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, shares with the voting power of 7,652,693 shares of common stock, or 69.55% of the total voting power of the Company’s outstanding capital stock entitled to vote, were represented by proxy.

The final results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

	Votes For	Withheld	Broker Non-Votes
Dr. Carr Bettis	5,897,878	95,400	1,659,415
Anthony Coelho	5,845,544	147,734	1,659,415
David Moradi	5,887,158	106,120	1,659,415
Jamil Tahir	5,818,332	174,946	1,659,415
Marc Lehmann	5,934,558	58,720	1,659,415

Proposal 2 – To approve the 2020 compensation of the Company’s named executive officers on an advisory (non-binding) basis.

For	Against	Abstain	Broker Non-Votes
5,530,356	402,650	60,272	1,659,415

Proposal 3 – To ratify the selection of MaloneBailey, LLP, independent registered public accountants, as auditors for the Company for the fiscal year ending December 31, 2021.

For	Against	Abstain
7,385,074	262,218	5,401

Proposal 1, Proposal 2 and Proposal 3 were approved, each receiving the affirmative requisite vote of the holders of shares of the Company’s common stock and Series A Convertible Preferred Stock, voting together as a single class.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 25, 2021	AudioEye, Inc.
(Registrant)

	By	/s/ James Spolar
Name: James Spolar
Title: General Counsel and Secretary